Company Presentation – January 2017

Certain statements and assumptions in this presentation contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “be lieve,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, and projected capital expenditures. Such statements are subject to numerous assumptions and uncertainties, many of which are outside of our control. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: general volatility of the capital markets, the general economy or the hospitality industry, whether the result of market events or otherwise; our ability to deploy capital and raise additional capital at reasonable costs to repay debts, invest in our properties and fund future acquisitions; unanticipated increases in financing and other costs, including a rise in interest rates; the degree and nature of our competition; actual and potential conflicts of interest with Ashford Hospitality Trust, Inc., Ashford Hospitality Advisors, LLC (“Ashford LLC”), Ashford Inc., Remington Lodging & Hospitality, LLC, our executive officers and our non-independent directors; our ability to implement and execute on planned initiatives announced in connection with the conclusion of our independent directors’ strategic review process; changes in personnel of Ashford LLC or the lack of availability of qualified personnel; changes in governmental regulations, accounting rules, tax rates and similar matters; legislative and regulatory changes, including changes to the Internal Revenue Code and related rules, regulations and interpretations governing the taxation of real estate investment trusts (“REITs”); and limitations imposed on our business and our ability to satisfy complex rules in order for us to qualify as a REIT for U.S. federal income tax purposes. These and other risk factors are more fully discussed in the section entitled “Risk Factors” in our Annual Report on Form 10-K, and from time to time, in our other filings with the Securities and Exchange Commission (“SEC”). The forward-looking statements included in this presentation are only made as of the date of this presentation. Investors should not place undue reliance on these forward-looking statements. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. A capitalization rate is determined by dividing the property's net operating income by the purchase price. Net operating income is the property's funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC. This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Ashford Prime or any of its respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security. 2 Certain Disclosures

Strategic Overview  Focused strategy of investing in luxury hotels and resorts 3 Bardessono Hotel & Spa Yountville, CA Pier House Resort Key West, FL The Ritz-Carlton St. Thomas St. Thomas, USVI  Grow platform through accretive acquisitions of high quality assets  Highly-aligned management team and advisory structure  Simple and straightforward investment profile  Grow organically through strong revenue and cost control initiatives  Targets conservative leverage levels

Refined Strategy; Focus on Luxury 4  The luxury hotel segment exhibits greater long term RevPAR growth trend than the other chain scale segments  The Upper Upscale segment represents the second greatest long term RevPAR growth trend Source: STR

$140.20 $148.64 $171.35 $199.43 $206.17 $0.00 $50.00 $100.00 $150.00 $200.00 $250.00 2012 2013 2014 2015 TTM 2016 5 Successfully Increasing Portfolio RevPAR... ACCRETIVE GROWTH OF HOTEL PORTFOLIO  Acquired the Ritz-Carlton St. Thomas, Bardessono Hotel & Spa, Sofitel Chicago Magnificent Mile, & Pier House Resort  Increased portfolio RevPAR since spin-off by over 47% to $206 as of TTM September 2016  Increased asset base by 50% since spin-off

6 $0.05 $0.10 $0.12 $0.00 $0.02 $0.04 $0.06 $0.08 $0.10 $0.12 $0.14 2013 Q2 15 2016 Increased quarterly common dividend by 140% since spin-off Attractive EBITDA flow-through performance Disciplined Capital Strategies 5.3% 5.0% 4.7% 4.4% 4.6% 4.8% 5.0% 5.2% 5.4% 2013 2014 2015 Weighted Average Interest Rate Decreased weighted average interest rate by 60 bps since 2013 improving cash flow  Refinanced debt at lower weighted average interest rates  $72 million convertible preferred equity raise at $18.90 conversion price (34% premium to current stock price as of January 11, 2017) 77% 63% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% Q1 16 YTD Q3 16 ...While Delivering Strong Financial Results

7 HIGHLY ALIGNED MANAGEMENT TEAM  Insider ownership of 16%, 6x more than hotel REIT industry average  Insider ownership among the highest of its peers  Management has significant personal wealth invested in the Company  Incentive fee based on AHP total return outperformance vs. its peers Insider Equity Ownership Highly-aligned management team with among highest insider equity ownership of publicly-traded Hotel REITs Public Lodging REITs include: CHSP, CLDT, DRH, FCH, HST, HT, INN, LHO, PEB, RLJ, SHO Source: Company filings. * Insider equity ownership for Ashford Prime includes direct & indirect interests & interests of related parties AHP’s Management Team Is Aligned Like No Other 16% 6% 3% 3% 3% 2% 2% 2% 2% 1% 1% 1% 1% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% AHP HT RLJ CLDT FCH Peer Avg CHSP INN HST PEB DRH SHO LHO

Benefits of the Ashford Structure 8 Structural Attractiveness • Publicly traded external advisor increases transparency and provides strong alignment • 8 member Board with 6 independent directors • Base Fee – based on AHP’s total enterprise value rather than book value • Incentive Fee paid only if total stockholder return exceeds peer group average (outperformance capped at 25%) • AHP owns 9.7% of AINC so shareholders participate in economics of the advisor Benefits of Structure • Increased scale through affiliation with Ashford Trust (AHP = 11 hotels*; AHT = 123 hotels*) • Strong brand relationships given large scale • Capital markets benefits given scale across the platforms • Ability to partner with Ashford Trust on portfolio acquisitions • G&A savings from being externally managed • Other cost synergies given scale (property insurance, etc.) • Key money investment from advisor *As of January 11, 2017

High Quality Portfolio 9 Ashford Prime Hotels Marriott Seattle Seattle, WA Hilton Torrey Pines La Jolla, CA Bardessono Hotel & Spa Yountville, CA Pier House Resort Key West, FL Renaissance Tampa Tampa, FL Sofitel Chicago Magnificent Mile Chicago, IL Capital Hilton Washington D.C. Courtyard San Francisco San Francisco, CA Renaissance Tampa Tampa, FL Courtyard Philadelphia Philadelphia, PA Capital Hilton Washington D.C. Marriott Plano Legacy Plano, TX The Ritz-Carlton St. Thomas St. Thomas, USVI

Portfolio Overview

Core	Location	Number of Rooms	TTM ADR[1]	TTM Occ.[1]	TTM RevPAR[1]	TTM Hotel EBITDA[1]	% of Total
Capital Hilton	Washington D.C.	550	$228	87%	$198	$16,359	13.6%
Hilton Torrey Pines	La Jolla, CA	394	$193	84%	$163	$12,453	10.3%
Sofitel Chicago Magnificent Mile	Chicago, IL	415	$217	81%	$175	$8,306	6.9%
Pier House	Key West, FL	142	$405	89%	$362	$10,145	8.4%
Bardessono	Napa Valley, CA	62	$728	83%	$604	$4,848	4.0%
Ritz-Carlton St. Thomas	St. Thomas, USVI	180	$538	79%	$426	$9,112	7.6%
Marriott Seattle Waterfront	Seattle, WA	358	$265	82%	$218	$14,992	12.4%
Courtyard San Francisco Downtown	San Francisco, CA	405	$275	89%	$245	$13,817	11.5%
Total		**2,506**	**$278**	**85%**	**$235**	**$90,032**	**74.7%**
Non-Core							
Courtyard Philadelphia Downtown	Philadelphia, PA	499	$185	82%	$152	$13,017	10.8%
Marriott Plano Legacy	Dallas, TX	404	$193	70%	$136	$10,890	9.0%
Renaissance Tampa	Tampa, FL	293	$187	81%	$150	$6,563	5.4%
Total		**1,196**	**$188**	**78%**	**$146**	**$30,470**	**25.3%**
Total Portfolio		**3,702**	**$250**	**82%**	**$206**	**$120,502**	**100.0%**

- Will look to re-position or sell non-core hotels over time if conditions warrant
- High quality portfolio with total ADR and RevPAR of $250 and $206, respectively for the TTM period
- Geographically diversified portfolio located in strong markets
- Third highest TripAdvisor ranking among publicly-traded Hotel REITs[2]

ASHFORD HOSPITALITY PRIME

(1) As of September 30, 2016
(2) Wells Fargo Securities Research; Lodging: Quarterly TripAdvisor Ranking (December 22, 2016)
Note: Hotel EBITDA in thousands

10

Asset Management Initiatives



Pier House: Complexed GM and sales team resulting in significant labor savings



Renaissance Tampa: Recently completed significant guestrooms and lobby renovation



Bardessono: City approved construction of presidential villa consisting of 3 large-luxurious suites



The Ritz-Carlton St. Thomas: Implemented profit improvement plan estimated to save ~$1mm annually; recently completed pool renovation



Capital Hilton: Potentially releasing retail space to higher quality tenant and increased rent



Hilton Torrey Pines: Negotiating extension of ground lease, adding potential 52 years in term



Marriott Seattle: Adding 3 keys by moving concierge lounge to lobby level



Marriott Plano: Actively marketing ~15,000 sq. ft. of highly visible retail space



Courtyard San Francisco: Custom guestrooms renovation and consolidating F&B outlets



Sofitel Chicago Magnificent Mile: Renovation of lobby bar and fitness center; 2017 rooms renovation



Courtyard Philadelphia: Meeting and pre-function space renovation starting Dec. 2016

ASHFORD HOSPITALITY PRIME
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Capital Structure and Net Working Capital  Conservative leverage in line with platform strategy  All debt is non-recourse, property level mortgage debt  Maintain excess cash balance to capitalize on opportunities  Hedge unfavorable economic shocks  Dry powder to execute opportunistic acquisitions 12 As of September 30, 2016 (1) At market value as of January 11, 2017 Total Enterprise Value Net Working Capital Figures in millions except per share values Stock Price (As of January 11, 2017) $14.12 Fully Diluted Shares Outstanding 30.4 Equity Value $429.5 Plus: Convertible Preferred Equity 72.3 Plus: Debt 712.5 Total Market Capitalization $1,214.2 Less: Net Working Capital (144.5) Total Enterprise Value $1,069.8 Cash & Cash Equivalents $126.0 Restricted Cash 39.3 Accounts Receivable, net 16.1 Prepaid Expenses 4.2 Due From Affiliates, net (2.8) Due f om Th rd Party Hotel Managers 5.7 Investment in Ashford Inc. (1) 8.6 Total Current Assets $197.1 Accounts Payable, net & Accrued Expenses $47.8 Dividends Payable 4.9 Total Current Liabilities $52.7 Net Working Capital $144.5

Asset Management Expertise – Bardessono 13  Acquired in July 2015  2015 RevPAR of $564  62 keys, 1,350 sq. ft. of meeting space  Located in Yountville, CA the “Culinary Capital of Napa Valley”  High barrier to entry market  One of only three LEED Platinum certified hotels in the U.S., only hotel in California  2015 TripAdvisor Travelers' Choice Award for Top Hotels - #3 in the U.S. Hotel Overview  Received $2 million of Key Money from AINC  Opportunity to add 2 to 3 luxury villas to attract ultra-luxury guests  Cost control opportunities  Implementation of Remington revenue initiatives  From August 2015 to September 2016 (since acquisition): RevPAR up 8%, EBITDA Margin up 488 bps, & EBITDA flow-through of 152% Opportunities Bardessono – Yountville, CA Bardessono – Yountville, CA

Asset Management Expertise – Pier House 14  Asset management performance significantly exceeded underwriting  Eliminated $1.5mm in expenses through cost cutting initiatives:  Right-sized staffing level  Implemented improved housekeeping practices  Identified additional F&B efficiencies  Realized synergies with other Remington- managed Key West assets  Saved $385,000 in insurance expense by adding to Ashford program  Realized approximately $350,000 in annualized incremental parking revenue Implemented Strategies Pier House Resort – Key West, FL Jun-May 2013 Pre-Takeover Jun-May 2014 Post-Takeover Increase (%, BPs) RevPAR $283.94 $323.66 14.0% Total Revenue* $19,196 $21,284 10.9% RPI 97.7% 101.7% 4.09% EBITDA* $6,031 $8,312 37.8% EBITDA Flow 109.2% *$ in Thousands (1) As of September 30, 2016  Original going-in cap rate of 6.2% in May 2013 and current cap rate of 10.2%(1)

Asset Management Expertise – Ritz St. Thomas 15 The Ritz-Carlton St. Thomas  Acquired in December 2015  180 keys, 10,000 sq. ft. of meeting space  Acquisition completed at favorable metrics of 7.2x TTM EBITDA and 10% TTM NOI cap rate  Located in St. Thomas in the U.S. Virgin Islands with high barriers to entry  30 oceanfront acres along Great Bay  Recognized in the 2015 U.S. News & World Report's Best Hotel Rankings Hotel Overview  Significant upside after recently completed extensive $22 million renovation of guest rooms and public space  Since closing of the acquisition, our asset management team has identified several opportunities to improve performance  EBITDA flow-through of 96% YTD Q3 2016 (1st full 3 quarters of ownership) with no change in property manager Opportunities Great Bay View The Ritz-Carlton St. Thomas

Recent Corporate Governance Enhancements 16  Adoption of a majority voting standard for uncontested director elections and a plurality voting standard in contested director elections  Separate the roles of Chairman and CEO  Prohibit share recycling with respect to share forfeitures, stock options and stock appreciation rights under the Company’s stock plan by executives and directors  Implementation of a mandatory equity award retention period for executives and directors  Adoption of a proxy access resolution which would enable a shareholder, or a group of not more than 20 shareholders, who have continuously owned 3% or more of the Company’s common stock for a minimum of 3 years to include nominees in its proxy materials for the greater of two or 20% of the Board  Addition of two independent directors to the Board. As part of this initiative, the Company is pleased to announce that Ken Fearn has joined the Board of Directors, bringing the total number of directors to eight and the total independent directors to six  Investor feedback shared with Board at quarterly board meetings

Board of Directors Diversity Matrix Professional Experience Geography Independence Real Estate / Hospitality C-Suite Executive Entrepreneurship Legal Public Office Southwest West Coast Southeast Independent Monty J. Bennett     Curtis B. McWilliams     Douglas A. Kessler    Matthew D. Rinaldi     Stefani D. Carter      W. Michael Murphy      Andrew L. Strong      Kenneth H. Fearn      17

Board of Directors Diversity Matrix (cont.) Gender Age Ethnicity Male Female 25-40 41-55 56-75 White / Caucasian African American Monty J. Bennett    Curtis B. McWilliams    Douglas A. Kessler    Matthew D. Rinaldi    Stefani D. Carter    W. Michael Murphy    Andrew L. Strong    Kenneth H. Fearn    18

Key Takeaways 19 High quality portfolio with focused strategy of investing in luxury hotels and resorts Announced recent corporate governance enhancements, appointment of new independent director, and appointment of new CEO Ample liquidity to pursue accretive acquisitions Highly aligned management team

Company Presentation – January 2017